Biological Assets	12 Months Ended
Dec. 31, 2025
Biological Assets [Abstract]
Biological assets

6 Biological assets

The Group’s live animals consist of chickens, cattle, hogs and fish and are segregated into consumables and bearer assets. The animals classified as consumables are those intended for slaughtering to produce in-natural meat or processed and by-products. Until they reach the appropriate weight for slaughtering, they are classified as immature. The slaughtering and production processes occur in a very short period of time and, as a consequence, only live animals transferred to slaughter are classified as mature. The animals designated as bearer assets (breeder chickens, hogs, fish), are those which are intended to produce other biological assets. Until they reach the age of reproduction they are classified as immature and when they are able to start the reproductive cycle are classified as mature.

Biological assets (live animals) are measured at their fair value, using the cost or income approach technique to live animals, depending on the nature and location of the asset (live animals). In determining the fair value of live animals, all losses inherent to the breeding process are already considered. For assets kept for production the cost is amortized over time, considering the reduction already recognized during its life cycle.

The fair value measurement of biological assets falls under Level 2 for assets where the availability of prices for similar assets in active markets or observable data that are not directly the prices of the specific asset exist and Level 3 for asset with unobservable inputs such as weight, storage costs, medications, among others.

The fair value of live animals may fluctuate due to increases or decreases in feed costs, storage costs, and integrated producer costs. For forests, changes may occur due to variations in discount rates, wood prices, or tree age.

Chicken and eggs:

Current (consumable) - are broiler chickens that will be slaughtered upon maturity. Broiler chickens remain in development for a period of 30 to 48 days to produce fresh meat and/or commercialized products. Eggs are kept in hatcheries from 21 to 25 days.

Non-current (bearer assets) - are breeder chickens that are set aside for breeding and have an estimated useful life of 68 weeks (476 days). The animals in this category are segregated between mature, when they are in the breeding stage and immature when they are under development. The costs associated to breeder chickens are accumulated up to the production stage (immature) and amortized over their productive lives based on an estimate of their capacity to produce eggs (mature). Amortization of the mature hen is included under the caption “Cost of sales” in the statement of income.

Cattle:

Current (consumable) - are owned cattle in feedlots and grass-fed cattle which remains under development for 90 to 120 days.

Non-current (bearer assets) - are breeder bulls that are set aside for breeding and have an estimated useful life of 5 years (1,825 days). The costs associated to breeder bulls are accumulated up to the production stage (immature) and amortized over their productive lives based on an estimate of their capacity to produce new assets (cattle). Amortization of mature bulls is included under the caption “Cost of sales” in the statement of income.

Hogs:

Current (consumable) - are hogs that will be slaughtered upon maturity. Hogs remain in development for a period of 170 to 175 days to produce fresh meat and/or industrialized products.

Non-current (bearer assets) - are hogs that are set aside for breeding which have an estimated useful life of 27 months (810 days). The costs associated with breeder hogs are accumulated up to the production stage and amortized over their productive lives based on an estimate of their capacity to produce new assets (hogs). Amortization of breeder hogs is included under the caption “Cost of sales” in the statement of income.

Fish and eggs:

Current (consumable) - Refers to live finfish weighing more than approximately 1kg that are destined slaughter after the maturation period. Finfish at this stage are measured at fair value less cost to sell.

Non-current (developing stage) - Refers to eggs, juveniles, smolt and live finfish below approximately 1kg. The estimated time period for eggs to develop to fish being placed at sea is approximately 24 months. These biological assets are measured at cost.

Non-current (bearer assets) - Refers to breed stock that are set aside for breeding which have an estimated useful life of 36 months (1,095 days). The costs associated with breed stock fish are accumulated up to the production stage and amortized over their productive lives based on an estimate of their capacity to produce new assets. Amortization of breed stock fish is included under the caption “Cost of goods sold” in the statement of income.

Current biological assets (consumable):	December 31, 2025		December 31, 2024
	Amount	Quantity (thousands)	Amount	Quantity (thousands)

Chicken and eggs	682,393	705,445	598,232	553,455
Cattle	96,498	70	68,789	64
Hogs	786,831	8,553	731,104	8,153
Lamb	8,811	48	189	1
Fish (biomass - kg)	252,233	30,099	209,909	23,525
Total current	1,826,766		1,608,223

Non-current biological assets (bearer assets):	December 31, 2025		December 31, 2024
	Amount	Quantity (thousands)	Amount	Quantity (thousands)

Mature chickens (breeding stage)	238,586	26,561	204,160	26,052
Immature chickens (in development) and eggs	232,359	17,260	189,763	16,362
Cattle	2,130	1	2,225	1
Hogs	124,981	688	106,793	680
Mature fish (biomass - kg)	1,821	58	1,178	51
Immature fish (biomass - kg) and eggs	10,128	692	12,372	574
Eucalyptus forests (hectares)	1,794	893	1,743	938
Total non-current	611,799		518,234
Total of biological assets:	2,438,565		2,126,457

Changes in biological assets:	Current			Non-current
	December 31, 2025	December 31, 2024	December 31, 2023	December 31, 2025	December 31, 2024	December 31, 2023
Balance at the beginning of the period	1,608,223	1,712,153	1,861,106	518,234	531,477	501,958
Business combination	—	—	(24,542)	—	—	—
Increase by reproduction (born) and cost absorption including death	10,602,793	10,680,387	12,721,303	1,471,224	1,366,906	818,182
Reduction for slaughter, sale or consumption	(11,922,256)	(12,129,791)	(13,522,290)	(84,532)	(67,825)	(66,503)
Purchases	498,175	435,186	397,946	255,223	235,677	180,727
Fair value adjustments	18,912	158,788	(85,715)	236	(189)	700
Reclassification from non-current to current	925,386	913,073	307,195	(925,386)	(913,073)	(307,195)
Exchange rate variation	95,533	(161,573)	57,150	29,457	(45,443)	12,426
Amortization	—	—	—	(652,657)	(589,296)	(608,818)
Balance at the end of the period	1,826,766	1,608,223	1,712,153	611,799	518,234	531,477